SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date Of Report (Date Of Earliest Event Reported) January 29, 2002
                                                         ----------------

                                AUTONATION, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

          DELAWARE                     1-13107                   73-1105145
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(State Or Other Jurisdiction         (Commission               (IRS Employer
      Of Incorporation)               File Number)           Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
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          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           --------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

         On January 29, 2002, AutoNation, Inc. (the "Company") issued a press release announcing that Edward S. Lampert and William C. Crowley have been appointed to its Board of Directors. The appointments, which are effective immediately, increase the size of the Company's Board of Directors to 12 members. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Press Release of AutoNation, Inc., dated January 29, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AUTONATION, INC.
                                          ------------------
                                          (Registrant)

                                          By:       /s/ Jonathan P. Ferrando
                                             -----------------------------------
                                                   Jonathan P. Ferrando
                                                   Senior Vice President,
                                                   General Counsel and Secretary

Dated: January 29, 2002

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                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
-------           ------------
99.1              Press Release of AutoNation, Inc., dated January 29, 2002.